Attachment to N-CEN Item G.1.b.iv.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require the Registrant’s directors and executive officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Registrant’s equity securities to file Section 16(a) forms with the SEC and NYSE reporting their affiliation with the Registrant, their ownership and changes in their ownership of the Registrant’s shares. Those persons and entities are required by SEC regulations to furnish the Registrant with copies of all Section 16(a) forms they file. Based solely on a review of those Section 16(a) forms furnished to it, the Registrant believes that all such filing requirements were met on a timely basis during the last fiscal year, except with respect to the events described below.

On October 23, 2024, Kayne Anderson Capital Advisors, L.P. (“KACALP”), which is the parent company of Kayne Anderson Fund Advisors, LLC, the Registrant’s investment adviser, filed a Form 3 with respect to the initial ownership of the Registrant’s shares by Gordon H. Hamilton, an officer of the Registrant. That filing should have been made by September 29, 2024.

On October 24, 2024, KACALP filed a Form 3 with respect to the initial ownership of the Registrant’s shares by Harrison J. Little, an officer of the Registrant. That filing should have been made by February 15, 2024.